UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

This Amendment is being filed to correct the composition of the Compensation Committee to include Mr. Panagiotis ("Panos") N. Lazareto.

SPAR Group, Inc., a Delaware corporation ("SGRP", the "Corporation" or the "Registrant"), has listed the shares of Common Stock issued by SGRP (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). The Corporation and its subsidiaries may be referred to collectively as the "Company" in such reports and in this Current Report on Form 8-K (this "Report").

Item 8.01.          Other Events.

Background Information and Prior Stockholder Actions

Mr. Robert G. Brown ("Mr. Robert Brown"), along with the SP/R, Inc. Defined Benefit Pension Trust which is a trust for the benefit (in part) of Mr. Robert Brown and controlled by Mr. Robert Brown's children as its trustees (the "SP/R Trust"), Innovative Global Technologies, LLC (collectively with Mr. Robert Brown and the SP/R Trust, the "Brown Group") and Mr. William H. Bartels ("Mr. Bartels," and together with the Brown Group, the "Majority Stockholders") together own approximately 54.2% of the outstanding SGRP Shares common stock issued by Spar Group, Inc.. In addition, Mr. Robert Brown was Chairman and an officer of SGRP through May 3, 2018 (when he retired), Mr. Robert Brown and Mr. Bartels are the founders of SGRP and each currently serve as directors of SGRP, and the Majority Stockholders are members of a 13D control group with respect to SGRP.

On July 10, 2019, Mr. Robert Brown wrote in an email communication to Arthur B. Drogue, an independent director and Chairman of the Board of Directors (the "Board") of the Corporation, to which he copied Mr. Bartels, Mr. Peter W. Brown and Mr. Jeffery Mayer (each a director), expressing Mr. Robert Brown's concerns with the positions of certain of the Corporation's directors (the "July 10 Email"), including the independent directors. The concerns listed in the July 10 Email included, among other matters, the Corporation's opposition to Mr. Robert Brown's preferred director candidate at the time and the Corporation's refusal to reimburse the alleged expenses of entities owned by, or affiliated with, Mr. Robert Brown, that have not been approved by the Audit Committee and the Corporation's management (the "Brown Demands"). Mr. Robert Brown further demanded in the July 10 Email that the directors change their positions and accept the Brown Demands or resign. See SGRP's Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the "SEC") on August 12, 2019 for further information regarding the foregoing matters.

Mr. Robert Brown and his companies are and have been involved in a number of material adverse demands and actions against the Corporation. On March 6, 2020, Mr. Robert Brown sent an email communication demanding payment to SBS from the Corporation of $1,707,374. At SGRP's March 2020 Board meeting, Mr. Bartels was requested by an independent director to compile a list of claims that he and Mr. Robert Brown believe are owed by the Corporation. On March 17, 2020, that list was given to the Audit Committee Chairman and included additional claims, net of an anticipated reduction, totaling approximately $1.3 million, bringing their total claims to approximately $3 million. The Corporation has completely rejected these unfounded and unsubstantiated claims, and believes it was released from all such claims by SPAR Business Services, Inc. ("SBS") in SBS's bankruptcy reorganization. For further information regarding this matter, see Domestic Related Party Services, SBS Bankruptcy and Settlement, March 2020 Claim, and Infotech Litigation and Settlement, in the Corporation's Definitive Proxy Statement/Information Statement for the Special Meeting filed with the SEC on April 3, 2020 (the "Special Meeting Proxy Statement").

Retirements

On May 6, 2020, with respect to Mr. R. Eric McCarthey, and May 7, 2020, with respect to Mr. Arthur B. Drogue, the Board received written notices that each of Messrs. McCarthey and Drogue, two of the Board's five current independent directors, intends to retire from the Board.  Messrs. Drogue and McCarthey indicated that their respective retirements (together, the "Retirements"), would be effective on August 1, 2020 (the "Effective Date"), and that each Retirement was tendered pursuant to conversations with William H. Bartels and at the request of Mr. Robert Brown.  Messrs. Drogue and McCarthey may postpone their respective Retirements only with the consent of the Majority Stockholders.

The Board intends to accept the Retirements, and the Board's Governance Committee will promptly begin a search for two new independent directors to fill the vacancies that will be created by the Retirements.  Messrs. Drogue and McCarthey won election as directors at the annual meeting of stockholders of SGRP held on May 13, 2020, and will serve in each of their respective roles on the Board until the Effective Date.  With respect to their respective roles on the committees of the Board, (1) Mr. Drogue will continue to serve as Chairman of the Board until the Effective Date, but he will no longer serve on the Audit Committee, Governance Committee and Compensation Committee, in each case, as of May 11, 2020, and (2) Mr. McCarthey will continue to serve as a member of the Audit Committee until the Board selects an independent director to replace him, but he will no longer serve on the Compensation Committee and the Governance Committee (of which he was Chairman), in each case, as of May 11, 2020.  Accordingly, effective on May 12, 2020 and until otherwise determined by the Board, the committees of the Board consist of the following members:

Following Mr. Igor Novgorodtsev's appointment on May 28, 2020, to the Board and the committees noted below and the determination of his independence (see SGRP's Current Report on Form 8-K as filed with the SEC on May 5, 2020), the committees of the Board currently consist of the following directors:

●

SGRP's Audit Committee now (May 28) consists, and through August 1, 2020, will consist, of: Mr. Arthur H. Baer (Chairman), Mr. Jeffrey A. Mayer, Mr. R. Eric McCarthey*, and Mr. Igor Novgorodtsev, all of whom are independent directors. * Mr. R. Eric McCarthey is retiring effective August 1, 2020.

●

SGRP's Compensation Committee now (May 28) consists and will consist of: Mr. Jeffrey A. Mayer (Chairman), Mr. Arthur H. Baer, Mr. Panagiotis (“Panos”) N. Lazaretos, and Mr. Igor Novgorodtsev, all of whom are independent directors. Mr. Igor Novgorodtsev will eventually become chairman of SGRP's Compensation Committee

●

SGRP's Governance Committee now (May 28) consists and will consist of: Mr. Jeffrey A. Mayer (Chairman), Mr. Arthur H. Baer, and Mr. Igor Novgorodtsev, all of whom are independent directors. The Governance Committee recommended and the Board approved amending SGRP's By-Laws and the Governance Committee's Charter to permit a non-independent director to be a member of SGRP's Governance Committee to the extent permitted by Nasdaq rules and other applicable law, but to be a non-voting member to the extent prohibited by Nasdaq rules or other applicable law, to permit Peter W. Brown to serve on that Committee following such amendments.

Upon the effectiveness of the Retirements and assuming (1) no additional independent directors are identified and added to the Board prior to the effectiveness of the Retirements and (2) that Mr. Igor Novgorodtsev was added to the Board in late May 2020, and the Corporation's Governance Committee has determined him to be an independent director, therefore SGRP will have four independent directors and four non-independent directors, in violation of the applicable Nasdaq rules requiring a majority of independent directors on the Board (See Information in Connection with Increase of Board Size by Majority Stockholders and  Compliance with NASDAQ Board Independence Rules Following the Election of Mr. Robert G. Brown as Director in the 2020 Proxy Statement, each of which is incorporated herein by reference).

First Special Meeting

On December 17, 2019, the Corporation received delivery from the Brown Group of a Written Request of Stockholders of SPAR Group, Inc. (the "First Special Meeting Request"), to call a special meeting of the stockholders (the "First Special Meeting") from Mr. Robert Brown, which request was corrected and delivered on January 9, 2020 (completing such request), to, among other proposals, consider and vote on a proposal to increase the size of the Board by one additional director if no vacancy then exists on the Board and to elect James R. Brown Sr., as a Director (the "James Brown Election Proposal"). Mr. James R. Brown is the brother of Mr. Robert Brown and the father of Peter W. Brown, who also is a director and was named to the Board to represent the Brown family interests. The Corporation decided to add a proposal to the First Special Meeting proposals to consider and grant authority to the Board to increase the size of the Board without further stockholder action if the Board deems it reasonably necessary for majority board independence under Nasdaq rules (the "Nasdaq Board Expansion Proposal").

Due to various material changes and a corona virus adjournment, the First Special Meeting was then eventually held virtually by the Corporation on April 30, 2020. Among other proposals, the Nasdaq Board Expansion Proposal and the James Brown Election Proposal did not pass. See the Corporation's Current Report on Form 8-K respecting the First Special Meeting voting results as filed with the SEC on May 4, 2020 (the "First Special Meeting Report").

First Special Meeting Proxy Coding Error

At approximately 12:15 pm on April 30, 2020, the polls (i.e., voting period) closed for the First Special Meeting (the "Poll Closing"). See the First Special Meeting Report respecting the meeting voting results.

On or around May 1, 2020, long after the Poll Closing, Mr. Robert Brown contacted Computershare, Inc. and Computershare Trust Company, N.A, ("Computershare"), the Corporation's transfer agent and proxy tabulator for its stockholder meetings, and Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy service provider to various brokerage houses, demanding a recalculation of the voting results of the First Special Meeting. However, neither Computershare nor Broadridge calculated any votes for the First Special Meeting, which were tallied by the Corporation after the proxies were voted by the proxy agent at the First Special Meeting. See the First Special Meeting Report.

Mr. Robert Brown claimed to Computershare and Broadridge that the stockholder votes on the Nasdaq Board Expansion Proposal were tabulated incorrectly because proxies representing 2,935,178 SGRP Shares were delivered by Broadridge (the "Broadridge Proxies") with specific instructions to vote "NO" on the Nasdaq Board Expansion Proposal. However, the Broadridge Proxies did not give specific instructions on any other proposal, and accordingly Delaware law required the proxy agent to vote the Broadridge Proxies on the other proposals in accordance with the default instructions in the proxy reflecting the recommendations of the Board as disclosed under the QUORUM AND VOTING REQUIREMENTS caption in the First Special Meeting Proxy Statement (the "Default Instructions"), which included the instruction to vote "NO" on the James Brown Election Proposal).

After Mr. Robert Brown contacted it, Broadridge contacted the NYSE (even though SGRP Shares are listed on Nasdaq) regarding their guidance. Broadridge subsequently confirmed to the Corporation on May 18, 2020, that, since the proposal was a non-routine matter, giving specific instructions on the Nasdaq Board Expansion Proposal under the NYSE rules (which they nevertheless wish to apply) would have been a coding error by it on their submission of the Broadridge Proxies to Computershare (the "Coding Error"). The Corporation accepts Broadridge's opinion regarding their Coding Error in the Broadridge Proxies respecting the Nasdaq Board Expansion Proposal.

The Nasdaq Board Expansion Proposal would have been defeated whether or not Broadridge had given instructions to vote "NO", "YES" or "ABSTAIN" on such proposal as it did. A change in their instructions likewise would not have affected the outcome of any other proposal, including the rejection of the James Brown Election Proposal, as the Delaware law would still have required the proxy agent to vote the Broadridge Proxies on the other proposals in accordance with the Default Instructions. Had the Broadridge Proxies not been returned at all, the James Brown Election Proposal would likely have instead passed. Alternatively, had the Broadridge Proxies been returned with all blanks, the proxy agent would have been required by Delaware law to vote the Broadridge Proxies on the other proposals in accordance with the Default Instructions, and the James Brown Election Proposal would still have been rejected.

On May 4, 2020, Computershare contacted the Corporation to inform the Corporation of the possible Coding Error and confirm whether the Corporation would accept new, corrected Broadridge Proxies, the Corporation instructed Computershare that it cannot accept any changed proxies after the Poll Closing.

Delaware General Corporation Law Section 231(c) provides [Emphasis added]:

"The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise."

On May 1, 2020, the Corporation received an email from Mr. Robert Brown demanding a recalculation of the voting results of the First Special Meeting. Mr. Robert Brown is now requesting that the Corporation permit Broadridge to change the Broadridge Proxies, for Computershare to accept the Broadridge changes and retabulate all of the First Special Meeting proxies, for the Corporation to reopen the polls and recount the First Special Meeting votes, whether or not the Corporation receives such a Delaware Court Order. Mr. Robert Brown also has demanded that as a result Mr. James Brown be immediately seated as a director on the Board.

After review of this issue, consultation with several outside counsel and discussion with the entities responsible for oversight of the voting process, the Corporation, believes that the Coding Error was not a calculation error that can be remedied simply by correcting a typographical, mathematical or similar error. All votes that were cast (including the Broadridge Proxies) were voted by the proxy agent in accordance with the proxy and their specific instructions and Default Instructions and counted correctly. Rather, a change in the Broadridge Proxies for Broadridge to "correct" its Coding Error would require the submission of new, corrected proxies—after the Poll Closing —for the Broadridge Proxies. The Corporation believes that under Delaware law, once voting on a stockholder meeting has been closed, the Corporation cannot accept new or changed proxies unless ordered to do so by the Delaware Chancery Court. The Corporation has not yet received such an order and accordingly cannot yet accept new proxies as it relates to the Broadridge Proxies and the Nasdaq Board Expansion Proposal.

Second Special Meeting Request

On May 28, 2020, SGRP electronically received delivery of a Written Request of Stockholders from Robert G. Brown, SP/R, Inc. Defined Benefit Pension Trust (the "Trust"), which is a trust for the benefit (in part) of Robert G. Brown and controlled by Robert G. Brown's children as its trustees, and Innovative Global Technologies, LLC, of which Robert G. Brown is a trustee (collectively, with Robert G. Brown and the Trust, the "Brown Group"). In it, the Brown Group requested that a special meeting of SGRP's stockholders be called (the "Second Special Meeting") in order to consider and vote upon the increase the size of the Board by one director if no vacancy then exists and the appointment to the Board of James R. Brown Sr. as a director (the " Second Special Meeting Request"). The Brown Group owns and shares voting power respecting 6,156,918 SGRP Shares, or approximately 29.3% of the 21,000,919 outstanding SGRP Shares outstanding on May 28, 2020, which exceeds the minimum ownership threshold of 20% required by SGRP's By-Laws to call a special meeting of SGRP's stockholders (which threshold was 25% prior to the Brown Group requested changes approved by SGRP's stockholders on May 13, 2020). William H. Bartels did not participate in the Second Special Meeting Request.

The Brown Group also called for the First Special Meeting to consider (among other things) at the Brown Group's request the appointment to the Board of James R. Brown Sr. as a director, but that proposal was not approved, and Mr. James R. Brown Sr. is not currently a SGRP director. For more information respecting the First Special Meeting and voting results, see the above and SGRP's Definitive Proxy Statement/Information Statement and Information Statement on Schedules 14A and 14C, respectively (the "First Special Meeting Proxy/Information Statement"), which was filed with the SEC on April 3, 2020, and SGRP's Current Report on Form 8-K as filed with the SEC on May 4, 2020, respectively.

The nominee for election in this stockholder proposal is Mr. James R. Brown Sr., age 73. Mr. James Brown retired in 2015 from his position as Labor Counsel for the Public Massachusetts Community College System, a system comprised of fifteen individual colleges. Mr. James Brown represented the community college system in labor and other areas of law, including serving as chief spokesperson and negotiator during collective bargaining contract negotiations, impact bargaining, grievance hearings, and arbitrations at the American Arbitration Association. He represented the community colleges before administrative agencies in both state and appellate courts and advised on labor and employee matters including discipline and appointments. Mr. James Brown also advised the community colleges regarding business contracts, compliance with the commonwealth's ethics' and public records' laws, and campus safety. Mr. James Brown served in his position as Labor Counsel since 1997. Prior to that, Mr. James Brown was a part-time labor and employment consultant to individual public higher education community colleges as well as Boston State University. Mr. James Brown received a BS in Finance and an MBA from Boston University. Mr. James Brown received a JD from New England Law-Boston.

Mr. James Brown is the brother of Robert G. Brown, who was Chairman and a director and officer of SGRP through May 3, 2018, is a significant stockholder of SGRP, is part of a 13D control group, and who again became a director on April 24, 2020, pursuant to the written consents of the Brown Group and Mr. Bartels (see Information in Connection with Appointment of Robert G. Brown as a Director and Background in Proposal 1 in the First Special Meeting Proxy/Information Statement). Mr. James Brown also is the father of director Peter W. Brown, who joined the Board of SGRP in May 2018 to represent the Brown family interests (see Determining Independence and Re-determining Status of Messrs. Mayer and Lazaretos in Proposal 1 and THE BOARD OF DIRECTORS OF THE CORPORATION in the First Special Meeting Proxy/Information Statement).

Since there is no presumption of independence under Nasdaq Rules or the Charter of the Governance Committee (see Determining Independence and Re-determining Status of Messrs. Mayer and Lazaretos in Proposal 1 in the First Special Meeting Proxy/Information Statement), in the event James R. Brown Sr. is elected as a director, Mr. James Brown will be considered non-independent unless and until determined otherwise by the Governance Committee (if ever). SGRP expects the Governance Committee and the independent directors of the Board to determine that James R. Brown Sr. would not be independent pursuant to applicable Nasdaq rules and the Governance Committee Charter.

As a result of Mr. Igor Novgorodtsev's appointment, SGRP currently has six independent directors out of ten, and thus the Board has a majority of independent directors. The independent directors are Arthur B. Drogue, R. Eric McCarthey, Jeffrey A. Mayer, Arthur H. Baer, Panagiotis "Panos" Lazaretos and Igor Novgorodtsev. However, SGRP received notice from Messrs. Drogue and McCarthey that they will each retire as directors of SGRP, effective August 1, 2020 (the "Retirements").

Accordingly, if: (1) the vacancies created by the Retirements are not filled by new independent directors, (2) James R. Brown Sr. is appointed as a director at the Second Special Meeting as requested by the Brown Group and (3) the Governance Committee determines that James R. Brown Sr. is not independent, then SGRP will only have four independent directors out of nine on the Board, and therefore, SGRP will no longer have a majority independent Board as required by applicable Nasdaq rules. Alternatively, if SGRP appoints two independent directors to fill the vacancies created by the Retirements and James R. Brown is elected as a non-independent director, SGRP will have six out of eleven independent directors in compliance with applicable Nasdaq rules on director independence. The Governance Committee is continuing to identify potential independent director candidates to fill the vacancies that will be created by the Retirements. See SGRP's Current Report on Form 8-K, filed with the SEC on May 12, 2020, for further information regarding the SGRP's risk of future violations of the applicable Nasdaq rules on director independence, which is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (collectively, the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of the Retirements, the possible election of James R. Brown as a director, the novel coronavirus and COVID-19 pandemic on the Company's business, the Company's potential non-compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	June 8, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer